UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-2

BRANCHOUT FOOD INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 30, 2026

Dear Stockholders of BranchOut Food Inc.:

We are pleased to invite you to attend our 2026 Annual Meeting of Stockholders to be held on December 30, 2026, at 9:30 a.m. Pacific Standard Time at our principal offices located at SE Davis Ave, Suite C, Bend, Oregon 97702 (the “Annual Meeting”). The Annual Meeting is being held for the following purposes:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

3.	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accountants for the fiscal year ending December 31, 2026; and

4.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on November 3, 2026 as the record date for the Annual Meeting. Only stockholders of record as of November 3, 2026 may vote at the Annual Meeting or any postponements or adjournments of the meeting. This notice of annual meeting, proxy statement, and form of proxy are being made available on or about November 16, 2026.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we would like for your shares to be represented. Please vote as soon as possible via the Internet, telephone, or mail.

Sincerely,

Eric Healy Chief Executive Officer

November 16, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting To Be Held on December 30, 2026: This Proxy Statement, along with the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available at the following website: https://annualgeneralmeetings.com/bof2026/.

PROXY STATEMENT

BRANCHOUT FOOD INC.

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 30, 2026

PROXY STATEMENT
FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:30 a.m. Pacific Standard Time on December 30, 2026

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the 2026 Annual Meeting of Stockholders of BranchOut Food Inc., a Nevada corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on December 30, 2026 at 9:30 a.m. Pacific Standard Time at our principal offices located at SE Davis Ave, Suite C, Bend, Oregon 97702. References in this Proxy Statement to “we,” “us,” “our,” the “Company” or “BranchOut Food” refer to BranchOut Food Inc.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about November 16, 2026 to all stockholders entitled to vote at the Annual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is included in the proxy materials?

A:	The proxy materials include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026 (the “Annual Report”). These materials were first made available to you via the Internet on or about November 16, 2026.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:	In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and the Annual Report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about November 16, 2026 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials via the Internet to help reduce the environmental impact of our annual meetings of stockholders.

Q:	What items will be voted on at the Annual Meeting?

A:	Stockholders will vote on the following items at the Annual Meeting:

●	Election of five director nominees named in this proxy statement;

●	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the SEC;

●	Ratification of the selection of M&K CPAS, PLLC as our independent registered public accounting firm for the year ended December 31, 2026; and

●	Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q:	How does the Board of Directors recommend I vote on these proposals?

A:	The Board of Directors unanimously recommends that the stockholders vote:

●	FOR the election of the five nominated directors;

●	FOR the proposal to approve the compensation of our named executive officers; and

●	FOR the ratification of the selection of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2026.

With respect to any other matter that properly comes before the Annual Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	Who may vote at the Annual Meeting?

A:	Stockholders of record as of the close of business on November 3, 2026 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 19,642,060 shares of our common stock issued and outstanding, held by approximately 30 holders of record. Each share of our common stock is entitled to one (1) vote on each matter.

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Q:	What is the voting requirement to approve each of the proposals?

A:	The affirmative vote of a plurality of the votes cast at the Annual Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected.

For Proposals 2 concerning executive compensation, and Proposal 3 to ratify the selection of M&K CPAS PLLC, and any proposal to adjourn the Annual Meeting or other matters that may properly come before the Annual Meeting, the affirmative vote from holders of a majority of the shares present and entitled to vote thereon, either in person or represented by proxy at the Annual Meeting, will be required to approve such Proposals.

For Proposals 2 and 3, a properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares represented and entitled to vote in person or by proxy at the Annual Meeting for purposes of determining the presence of a quorum.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	At the Annual Meeting, the presence in person or by proxy of a majority of the aggregate voting power of the stock issued and outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting, your shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Q:	If I am a stockholder of record, how do I vote?

A:	If you are a stockholder of record, there are four ways to vote:

●	At the Annual Meeting. You may vote in person at the Annual Meeting if you are the record owner of the shares to be voted. You can also vote in person at the Annual Meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.

●	By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.

●	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided. If you vote by mail, your proxy card must be received by December 29, 2026.

Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time (8:59 p.m. Pacific Standard Time) on December 29, 2026.

Q:	If I am a beneficial owner of shares held in street name, how do I vote?

A:	If you are a beneficial owner of shares held in street name, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

●	At the Annual Meeting. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy to you by your broker, bank, trustee, or other nominee.

●	Via the Internet. You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

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●	By Telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee, or other nominee.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee, or other nominee.

Q:	What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer, you are considered the stockholder of record with respect to those shares, and the Notice or these proxy materials were sent directly to you by us.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and the Notice or these proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

A:	Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on the proposal to ratify the appointment of M&K CPAS PLLC, as our independent registered public accounting firm. Your broker will not have discretion to vote on our other proposals, all of which are “non-routine” matters, absent direction from you, resulting in broker non-votes.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote at the Annual Meeting.

If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to our Corporate Secretary at BranchOut Food Inc., SE Davis Ave, Suite C, Bend, Oregon 97702 prior to your shares being voted, or (3) attending the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting during the meeting.

Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:	How are proxies solicited for the Annual Meeting?

A:	Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We may, on request, reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

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Q:	What should I do if I get more than one proxy or voting instruction card?

A:	Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards, or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, or (2) direct your written request to: Corporate Secretary, BranchOut Food Inc., SE Davis Ave, Suite C, Bend, Oregon 97702. Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A:	Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than July 20, 2027. If we hold our 2027 Annual Meeting of Stockholders more than 30 days before or after December 30, 2027 (the one-year anniversary date of the 2026 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholders proposals must be received in a press release or under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals should be addressed to:	BranchOut Food Inc. Attn: Corporate Secretary SE Davis Ave, Suite C Bend, Oregon 97702

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers, directors, and director nominees:

Name	Age	Position
Eric Healy	43	Chief Executive Officer, Chairman of the Board
John Dalfonsi	61	Chief Financial Officer and Director
Byron Riché Jones	43	Director
Lindsey L. Schwartz	59	Director
Greg Somerville	59	Director

Biographies of Directors and Officers

Eric Healy. Eric has been our Chief Executive Officer since inception in November 2017. Mr. Healy brings over 13 years of experience as a mechanical engineer, product development engineer, and a food entrepreneur. Prior to founding BranchOut, Mr. Healy was the owner/partner of the No-Bake Cookie Company, running all aspects of the company. Mr. Healy served as a Senior Mechanical Engineer at Stratos Product Development, Synapse Product Development (both consumer product development engineering firms) as well as a Mechanical Engineer at the Boeing Company. Eric earned a Bachelor of Science in Mechanical Engineering from Oregon State University.

Mr. Healy’s experience in the food industry and as our Chief Executive Officer qualify him to serve as one of our directors.

John Dalfonsi. John was appointed to serve as the Company’s Chief Financial Officer on January 10, 2024, and has served as a director of ours since June 21, 2023. Since 1995, Mr. Dalfonsi has closed public and private equity and debt financings, merger and acquisitions, advisory and fairness opinion transactions and Nasdaq and NYSE/AMEX IPOs. He has worked with companies in the healthcare, industrial, consumer, technology, cleantech and resource sectors, bringing a wealth of experience to the Company. During this period, Mr. Dalfonsi has spent the bulk of his career at ROTH Capital Partners, LLC and Paulson Investment Company, LLC. Mr. Dalfonsi has been the Managing Member at Eagle Vision Fund G/P., LLC since April 2022, was previously a Senior Managing Director at Paulson Investment Company, LLC from January 2021 through April 2022, and a Managing Director at Roth Capital Partners from February 2002 to December 2020. Mr. Dalfonsi earned his Bachelor of Science degree in Industrial Engineering from Northwestern University and his Master of Business Administration from the University of Chicago Booth School of Business.

Mr. Dalfonsi’s business and financial experience and expertise qualify him to serve as one of our directors.

Byron Riché Jones. Byron Riché Jones was appointed to our Board of Directors on January 10, 2024. Mr. Jones is a distinguished executive with over 15 years in Project Management and Business Solutions experience, and has served as a director of several publicly traded and privately held companies, specifically in the Commercial Real Estate, Consumer Goods, Hospitality, Technology, and Sustainability sectors. Since 2023, Mr. Jones has been a Global Director at Cushman & Wakefield, one of the largest global real estate companies in the world. Prior to that, from 2020 to 2023, Mr. Jones served as a Senior Director at Jones Lang LaSalle. Mr. Jones is also the principal of ELEVEN03 Hospitality LLC, a growth portfolio company with holdings in notable Bay Area nightlife venues, including “NOVA nightclub’ and “Wild Rose Eatery and Lounge”. Mr. Jones earned an Honors BS degree in Business Management from the WP Carey School of Business with an emphasis in Small Business Entrepreneurship from Arizona State University in 2005.

Mr. Jones’s business and financial experience and expertise qualify him to serve as one of our directors.

Lindsey L. Schwartz. Lindsey L. Schwartz was appointed to our Board of Directors on February 13, 2025. Since September of 2020, Mr. Schwartz has been the Executive Chairman of Schwartz Brothers Restaurants, and previously served as its Chief Executive Officer. Schwartz Brothers Restaurants owns and operates a number of full-service restaurants and food service companies, located primarily in the greater Seattle, Washington area, and Schwartz Brothers Bakery, which sells products in the U.S. and Canada in many of the largest grocery and warehouse club chains. Mr. Schwartz also serves on the board of directors for Evergreens Salads and multiple advisory boards, including South Forty Snacks, Tiphaus and Radius Networks, and formerly served on the advisory board of Nutpods. Mr. Schwartz earned his Bachelor of Science degree in Business Administration from University of Southern California.

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Mr. Schwartz’s business and financial experience and expertise, particularly in the food industry, qualify him to serve as one of our directors.

Greg Somerville. Greg Somerville was appointed to our Board of Directors on June 21, 2023. Mr. Somerville is an accomplished 30-year Sales and Marketing veteran of the U.S. Food Industry. Since October of 2025, Mr. Somerville has been the Chief Executive Officer of Maple Donuts, LLC, a leader in the Retail In-Store-Bakery industry. Previously, from August of 2021 until April of 2025, Mr. Somerville served as North America Controller & Chief Executive Officer at Savencia Fromage and Dairy, which is the world’s leading specialty cheese company. Prior to joining Savencia, Mr. Somerville spent 20 years at Land O’Lakes, Inc., starting in July of 2001 and leaving in July of 2021, where he held a variety of leadership positions in sales, customer marketing, category & consumer insights and sustainability. Mr. Somerville is a trusted industry expert as he previously held board positions at the National Frozen & Refrigerated Foods Association and the International Dairy Deli Bakery Association. Mr. Somerville’s proven track record managing branded food products across the retail, food service and B2B ingredients segments will be invaluable toward supporting BranchOut’s future growth. Mr. Somerville has a BS in Business from the University of Wisconsin and an MBA from Quinlan School of Business.

Mr. Sommerville’s business and financial experience, and in particular in the food industry, qualify him to serve as one of our directors.

Each executive officer serves at the discretion of our Board of Directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Director Independence

Our Board of Directors currently consists of Eric Healy, our Chief Executive Officer and Chairman, John Dalfonsi, our Chief Financial Officer, Byron Riché Jones, Lindsey Schwartz and Greg Somerville. As executive officers, Messrs. Healy and Dalfonsi do not qualify as “independent” under standards of independence set forth by The Nasdaq Stock Market (“Nasdaq”). Our Board of Directors has determined that Byron Riché Jones, Lindsey Schwartz and Greg Somerville are “independent” in accordance with the Nasdaq’s requirements.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors focuses on the most significant risks facing us and our general risk management strategy, and also ensuring that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our Board leadership structure supports this approach.

Our Board of Directors does not currently have a policy as to whether the roles of Chairman of the Board of Directors and Chief Executive Officer should be separate or combined. Currently, Mr. Healy serves as both our Chief Executive Officer and Chairman of the Board of Directors, and we do not currently have a Lead Director. Given the current size of our Board of Directors and our company, as well as Mr. Healy’s history and intimacy with our company, and the effective oversight role played by our independent directors, we believe our current board structure is appropriate for us and our stockholders. Our Board of Directors may in the future reassess our board structure to ensure the interests of our stockholders are best served.

Board Committees

Our Board of Directors has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our Board of Directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each committee has adopted a written charter that satisfies the applicable rules and regulations of the SEC and Nasdaq, which is available on our website at www.branchoutfood.com.

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Audit Committee. Our Audit Committee is responsible for, among other things:

●	overseeing the integrity of our financial statements and the other financial information we provide to our stockholders and other interested parties;

●	monitoring the periodic reviews of the adequacy of the auditing, accounting, and financial reporting processes and systems of internal control that are conducted by our independent registered public accounting firm and management;

●	being responsible for the selection, retention, compensation, and termination of our independent registered public accounting firm;

●	overseeing the independence and performance of our independent registered public accounting firm;

●	overseeing compliance with applicable legal and regulatory requirements as they relate to our financial statements and disclosure of financial information to our stockholders and other interested parties;

●	facilitating communication among our independent registered public accounting firm, management, and the Board of Directors;

●	preparing the Audit Committee report required by SEC rules and regulations to be included in our annual proxy statement; and

●	performing such other duties and responsibilities as are enumerated in and consistent with the Audit Committee charter.

Our Audit Committee operates under a written charter, which satisfies the requirements of applicable SEC rules and Nasdaq listing standards, which is available on our principal corporate website located at www.branchoutfood.com.

The Board of Directors has affirmatively determined that each member who serves on the Audit Committee meets the additional independence criteria applicable to Audit Committee members under SEC rules and Nasdaq listing rules. The Board of Directors has affirmatively determined that each member of the Audit Committee is financially literate. However, due to Mr. Dalfonsi’s resignation from the Audit Committee in January 2024, of no member of the Audit Committee currently meets the qualifications of an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act, and the Company is in the process of seeking a candidate with such qualification to serve on the Audit Committee. The Audit Committee consists of Mr. Jones, Mr. Schwartz and Mr. Somerville. Mr. Jones serves as chair of the Audit Committee.

Compensation Committee. Our Compensation Committee is responsible for, among other things:

●	assisting the Board of Directors in developing and reviewing compensation programs applicable to our executive officers and directors;

●	overseeing our Company’s overall compensation philosophy, strategy, and objectives;

●	approving the total compensation opportunity, as well as each component of compensation, paid to our executive officers and directors;

●	administering our equity-based and cash-based compensation plans applicable to our directors, officers, and employees;

●	preparing the report of the compensation committee required by SEC rules to be included in our annual proxy statement; and

●	performing such other duties and responsibilities as an enumerated and consistent with the Compensation Committee charter.

Our compensation committee operates under a written charter, which satisfies the requirements of applicable Nasdaq listing standards, which is available on our principal corporate website located at www.branchoutfood.com.

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The Board has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to Compensation Committee members under SEC rules and Nasdaq listing rules. The Company believes that the composition of the Compensation Committee meets the requirements for independence under, and the functioning of such Compensation Committee complies with, any applicable requirements of the rules and regulations of Nasdaq listing rules and the SEC. The Compensation Committee consists of Mr. Schwartz, Mr. Somerville and Mr. Jones. Mr. Schwartz serves as chair of the Compensation Committee.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	assisting the Board of Directors in identifying candidates qualified to serve as directors, consistent with selection criteria approved by the Board of Directors and the nominating and corporate governance committee;

●	recommending to the Board of Directors the appointment of director nominees that meet the selection criteria;

●	recommending to the Board of Directors the appointment of directors to serve on each committee of the Board of Directors;

●	developing and recommending to the Board of Directors such corporate governance policies and procedures as the nominating and corporate governance committee determines is appropriate from time to time;

●	overseeing the performance and evaluation of the Board of Directors, and of each committee of the Board of Directors; and

●	performing such other duties and responsibilities as are consistent with the Nominating and Corporate Governance Committee charter.

Our Nominating and Corporate Governance Committee operates under a written charter, which satisfies the requirements of applicable Nasdaq listing standards, which is available on our principal corporate website located at www.branchoutfood.com.

The Board has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of Nasdaq listing rules. The Nominating and Corporate Governance Committee consists of Mr. Somerville and Mr. Jones.

Board Meetings and Director Communications

In 2025, the Board of Directors held five meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he has been a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the period that he served. We have no formal policy regarding director attendance at annual meetings.

Stockholders and other interested parties may communicate with the non-management members of the Board of Directors by mail sent to the Company’s Corporate Secretary, addressed to the intended recipient and care of the Corporate Secretary. The Corporate Secretary will review all incoming stockholder communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to member(s) of the Board of Directors. For a more detailed description of stockholder communications, see “Communications with Our Board of Directors.”

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Considerations in Evaluating Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation: issues of character, integrity, and judgment; independence; diversity, including diversity of experience; experience in corporate management, operations, finance, business development, and mergers and acquisitions; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; length of service; and any other relevant qualifications, attributes, or skills. Nominees also must have the ability to offer advice and guidance to our Chief Executive Officer based on past experience. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all Board of Directors responsibilities and responsibilities of those committees on which they serve.

Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders.

The policy of our Nominating and Corporate Governance Committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board. In evaluating such recommendations, the Nominating and Corporate Governance Committee will address the membership criteria set forth above.

Although our Board of Directors does not maintain a specific policy with respect to board diversity, our Board of Directors believes that it should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Nominating and Corporate Governance Committee may take into account the benefits of diverse viewpoints. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.

Code of Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers, and employees, including our Chief Executive Officer, Chief Financial Officer, and Chief Operational Officer or persons performing similar functions (the “Code”). The Code is available on the investor relations portion of our website at www.branchoutfood.com. Any substantive amendments or waivers of the Code of Conduct or any similar code(s) subsequently adopted for senior financial officers may be made only by our Board and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of Nasdaq.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and other transactions of our securities by our directors, officers and employees, which is designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy is available on the investor relations portion of our website at www.branchoutfood.com.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended December 31, 2025 and 2024 to Eric Healy, our Chief Executive Officer, and John Dalfonsi, our Chief Financial Officer (together, our “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and	Fiscal			Option
Financial Position	Year	Salary	Bonus	Awards		Total

Eric Healy,	2025	$303,630	$-	$201,504	(1)	$505,134
Chief Executive Officer and Chairman	2024	$255,377	$-	$120,132	(2)	$375,509

John Dalfonsi,(2)	2025	$150,000	$-	$34,118	(3)	$184,118
Chief Financial Officer	2024	$150,000	$-	$64,356	(4)	$214,356

(1)	On April 14, 2025, we granted Mr. Healy the option to purchase 15,000 shares of common stock at an exercise price of $1.94 per share. The grant-date fair value of the option award, computed in accordance with ASC 718, using the Black-Scholes option pricing model, based on a volatility rate of 46% and a call option value of $0.8796, was $13,195. On June 12, 2025 we granted Mr. Healy the option to purchase 180,000 shares of common stock at an exercise price of $2.06 per share. The grant-date fair value of the option award, computed in accordance with ASC 718, using the Black-Scholes option pricing model, based on volatility rate of 45% and a call option value of $1.0462, was 188,309.

(2)	On February 22, 2024, we granted Mr. Healy the option to purchase 140,000 shares of common stock at an exercise price of $1.92 per share. The grant-date fair value of the option award, computed in accordance with ASC 718, using the Black-Scholes option pricing model, based on a volatility rate of 41% and a call option value of $0.8581, was $120,132.

(3)	On April 14, 2025, we granted Mr. Dalfonsi the option to purchase 15,000 shares of common stock at an exercise price of $1.94 per share. The grant-date fair value of the option award, computed in accordance with ASC 718, using the Black-Scholes option pricing model based on a volatility rate of 46% and a call option value of $0.8796, was $13,195. On June 12, 2025 we granted Mr. Dalfonsi the option to purchase 20,000 shares of common stock at an exercise price of $2.06 per share. The grant-date fair value of the option award, computed in accordance with ASC 718, using the Black-Scholes option pricing model, based on volatility rate of 45% and a call option value of $1.0462, was 20,923.

(4)	On February 22, 2024, we granted Mr. Dalfonsi the option to purchase 75,000 shares of common stock at an exercise price of $1.92 per share. The grant-date fair value of the option award, computed in accordance with ASC 718, using the Black-Scholes option pricing model, based on a volatility rate of 41% and a call option value of $0.8581, was $64,356.

(5)	Effective April 15, 2025, the annual base salary of Mr. Healy was increased from $250,000 to $325,000.

Employment Agreements and Incentive Compensation

We have entered into a three-year employment agreement with our Chief Executive Officer, Eric Healy, dated December 6, 2022, which automatically renews for successive one-year periods unless terminated by either party. Pursuant to the agreement, Mr. Healy agreed to serve as Chief Executive Officer and Chairman of our board of directors in consideration for an annual base salary of $250,000, which commenced upon the completion of the Company’s initial public offering and is payable in regular installments in accordance with the Company’s standard payroll practices. Effective April 15, 2025, the Company increased Mr. Healy’s annual base salary to $325,000. The increase in Mr. Healy’s base salary during 2025 is reflected in the Summary Compensation Table above. All other terms of the employment agreement remained unchanged.

Pursuant to Mr. Healy’s employment agreement, in the event he is involuntarily terminated by the Company other than for “Cause” or if he resigns for “Good Reason,” he is entitled to receive, subject to certain conditions, (x) an amount equal to the remaining unpaid amounts under the employment term (three years from the date of the agreement), plus an additional 12 months of his then current base salary, each payable on the date of termination; (y) an amount equal to the target bonus for the year of termination of employment, payable within five days following the date of termination; and (z) continued medical and dental coverage. “Cause” and “Good Reason” are each defined in the employment agreement.

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Finally, Mr. Healy agreed to certain non-solicitation, non-disparagement and non-competition provisions for a period of 24 months following termination and to certain confidentiality obligations. Additional terms and conditions are set forth in the employment agreement.

We entered into a consulting agreement with our Chief Financial Officer dated April 12, 2022, as amended on January 10, 2024. Pursuant to such agreement, Mr. Dalfonsi agreed to serve as Chief Financial Officer until December 31, 2025 in consideration of monthly payments of $12,500.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our Named Executive Officers at December 31, 2025.

Outstanding Option Awards at Fiscal Year-End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

Eric Healy, Chief Executive Officer	30,000	(1)	150,000	$2.06	June 11, 2035
	15,000	(2)	-	$1.94	April 13, 2035
	140,000	(4)	-	$1.92	February 21, 2034

John Dalfonsi, Chief Financial Officer	3,333	(1)	16,667	$2.06	June 11, 2035
	15,000	(2)	-	$1.94	April 13, 2035
	30,000	(3)	-	$6.00	August 7, 2028
	75,000	(4)	-	$1.92	February 21, 2034

(1)	Options granted on June 12, 2025 vest monthly over three years from the grant date.
(2)	Options granted on April 14, 2025 vested monthly over six months from the grant date.
(3)	Options granted on August 8, 2023, vested monthly over one year from the grant date.
(4)	Options granted on February 22, 2024, vested immediately.

Option Exercises and Stock Vested

None of our Named Executive Officers exercised any stock options or acquired stock through vesting of an equity award during the year ended December 31, 2025.

Director Compensation

The following table summarizes the compensation paid or accrued by us to our directors that are not Named Executive Officers for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash	Stock Award	Option Awards		Non-Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation	Total
Byron Riché Jones	$-	$-	$13,195	(1)	$-	$-	$-	$13,195
Greg Somerville	$-	$-	$13,195	(1)	$-	$-	$-	$13,195
Deven Jain(3)	$-	$-	$13,195	(1)	$-	$-	$-	$13,195
Lindsay L. Schwartz	$-	$-	$29,294	(2)	$-	$-	$-	$29,294

(1)	On April 14, 2025, we granted Mr. Jones, Mr. Somerville, and Mr. Jain the option to purchase 15,000 shares of common stock at an exercise price of $1.94 per share, exercisable over a 10-year term. The grant-date fair value of the option award, computed in accordance with ASC 718, using the Black-Scholes option pricing model, based on a volatility rate of 46% and a call option value of $0.8796, was $13,195.

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(2)	On April 11, 2025, we granted Mr. Schwartz the option to purchase 30,000 shares of common stock at an exercise price of $1.93 per share, exercisable over a 10-year term. The grant-date fair value of the option award, computed in accordance with ASC 718, using the Black-Scholes option pricing model, based on a volatility rate of 46% and a call option value of $0.8765, was $29,294.

(3)	Resigned as a director on September 2, 2026.

As of December 31, 2025, the following number of stock options were outstanding and held by our non-employee directors: Byron Riché Jones held options to purchase 49,166 shares of common stock, Greg Somerville held options to purchase 60,000 shares of common stock, Deven Jain held options to purchase 15,000 shares of common stock, and Lindsay L. Schwartz held options to purchase 30,000 shares of common stock.

Non-employee directors receive equity compensation from time to time at the discretion of the Board of Directors. Directors are not currently paid cash compensation for their service on the Board. Non-employee directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

Equity Compensation Plan of Information

The following table provides information about shares our common stock that may be issued under our options outstanding at December 31, 2025. Other than individual options outstanding reflected in the table below, we did not have any shares authorized for issuance under equity plans at December 31, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,383,470	$2.28	219,530
Equity compensation plans not approved by security holders (1)	123,494	5.79	N/A
Total	1,506,964	$2.57	219,530

(1) Represents warrants issued to the underwriter as compensation in connection with the Company’s initial public offering on June 21, 2023, the Company’s follow-on public offering on June 26, 2024, and the Company’s underwritten offering on November 14, 2025.

Delinquent Section 16(a) Reports

The were no persons who, at any time during the fiscal year ended December 31, 2025, was a director, executive officer, or beneficial owner of more than 10% of our common stock that failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the transactions described below, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

●	in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
●	in which any director, executive officer, stockholders who beneficially owns more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

Transactions with Kaufman Kapital LLC

Kaufman Kapital LLC, led by Daniel Kaufman, was a beneficial owner holding more than 10% of the Company’s outstanding common stock during the times certain of the transaction described below were effected.

On July 15, 2024, the Company entered into a Securities Purchase Agreement (as amended, the “SPA”) with Daniel L. Kaufman, pursuant to which Mr. Kaufman agreed to purchase from the Company, in a private placement (i) a 12% Senior Secured Convertible Promissory Note in the principal amount of up to $3,400,000 (the “Convertible Note”), convertible into shares of the Company’s common stock at a fixed price of $0.7582 per share of common stock, a (ii) a warrant to purchase 1,000,000 shares of common stock at an exercise price of $1.00 per share (the “$1.00 Warrant”), and (iii) a warrant to purchase 500,000 shares of common stock at an exercise price of $1.50 per share (the “$1.50 Warrant” and, together with the $1.00 Warrant, the “Warrants” and together with the Convertible Note, the “Purchased Securities”), in consideration of an initial loan in the principal amount of $2,000,000 (the “Initial Loan”) made to the Company under the Convertible Note, subject to the terms and conditions thereof. On July 19, 2024, the Company, Mr. Kaufman and Kaufman Kapital LLC (“Kaufman Kapital”) entered into an amendment to the SPA, which among other things, replaced Mr. Kaufman with Kaufman Kapital as the “Investor” under the SPA. The $1,400,000 balance on the promissory note was received on December 9, 2024.

On July 24, 2024, the Company issued the Purchased Securities to Kaufman Kapital in consideration of Kaufman Kapital making the Initial Loan to the Company.

The Convertible Note originally was to mature on the earlier of (i) December 31, 2025, (ii) the sale by the Company of $5,000,000 of equity or debt securities in a single transaction or series of related transactions (excluding certain specified transactions), or (iii) the closing of a change of control transaction as provided in the Convertible Note. Loans outstanding under the Convertible Note bear interest at an initial rate of 12% per annum, and together with accrued principal are convertible into common stock.

The Company’s obligations under the Convertible Note are secured by a lien granted to Kaufman Kapital on substantially all of the Company’s assets pursuant to a Security Agreement entered between the Company and Kaufman Kapital (the “Security Agreement”). In addition, the Convertible Note includes affirmative and negative covenants, events of defaults and other terms and conditions, customary in transactions of this nature.

Kaufman Kapital exercised the $1.00 Warrant in full on June 24, 2025.

On August 30, 2024, the Company borrowed $1,200,000 from Kaufman Kapital pursuant to a Senior Secured Promissory Note. During the year ended December 31, 2025, the Company repaid this note in full.

On January 28, 2026, the Company, borrowed $1,500,000 from Kaufman Kapital pursuant to a Senior Secured Promissory Note in the principal amount of $1,500,000 (the “Original Note”), and on April 17, 2026, the Company borrowed an additional $750,000 from Kaufman Kapital pursuant to an Amended and Restated Secured Promissory Note in the principal amount of $2,250,000, which amended and restated the Original Note and was in the same form as the Original Note. On May 15, 2026, the Company borrowed an additional $750,000 from Kaufman Kapital on the same terms provided for under the Original Note, pursuant to a Second Amended and Restated Secured Promissory Note in the principal amount of $3,000,000, and on June 30, 2026, the Company borrowed an additional $1,000,000 from Kaufman Kapital on the same terms provided for under the Original Note, pursuant to a Third Amended and Restated Secured Promissory Note in the principal amount of $4,000,000 (the “Amended Note”). The Company’s obligations under the Amended Note are secured by a lien granted to Kaufman Kapital on substantially all of the Company’s assets pursuant to the Security Agreement previously entered between the Company and Kaufman Kapital in connection with the issuance of the Convertible Note. In addition, the Amended Note includes affirmative and negative covenants, events of defaults and other terms and conditions, customary in transactions of this nature.

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On January 28, 2026, Kaufman Kapital converted $500,000 of principal outstanding under the Convertible Note into 659,457 shares of the Company’s common stock, and on May 7, 2026, Kaufman Kapital exercised in full the $1.50 Warrant to purchase 500,000 shares of the Company’s common stock at an exercise price of $1.50 per share, resulting in cash proceeds to the Company of $750,000. In connection with the warrant exercise, the Convertible Note was amended to extend the maturity date from December 31, 2026 to December 31, 2027 and reduce the interest rate from 12% to 8%.

Transactions with Eagle Vision

On various dates from January 9, 2024 through May 22, 2024, the Company completed the sale of an aggregate $1,675,000 of Senior Secured Promissory Notes (“Senior Notes”) and ten-year Warrants (“Warrants”) to purchase an aggregate of 518,750 shares of the Company’s common stock, to a group of Investors (“Investors”) led by Eagle Vision Fund LP (“Eagle Vision”), an affiliate of John Dalfonsi, CFO of the Company, pursuant to a subscription agreement between the Company and the Investors.

Pursuant to the subscription agreements, Eagle Vision was paid aggregate cash fees in the amount of $177,500 upon the closing of the transactions for due diligence fees in consideration of services rendered and to be rendered by Eagle Vision to the Company and the investors, including conducting due diligence with respect to the Company, monitoring the performance by the Company of its obligations under the senior secured notes, servicing the interest and principal payments for purchasers, engaging in ongoing discussions with the Company’s management regarding the Company’s operations and financial condition, acting as collateral agent, and evaluating financial and non-financial information related to the Company, which services are to be provided by Eagle Vision until the senior secured notes have been paid in full, and an aggregate $35,000 of legal fees was paid to Investors’ counsel.

The Senior Notes were originally to mature on the earlier of December 31, 2025, or the occurrence of a Qualified Subsequent Financing or Change of Control (as such terms are defined in the Subscription Agreement) and bear interest at a rate of 15% per annum. In addition, the Notes are subject to covenants, events of defaults and other terms and conditions set forth in the Subscription Agreement. The Company’s obligations under the Notes are secured by liens on substantially all of the Company’s assets pursuant to the terms of a Security Agreement between the Company and the Investors.

In connection with the sale of the Purchased Securities to Kaufman Kapital LLC under the SPA, the Company entered into an Omnibus Amendment to Note Documents with substantially all of the holders (the “Holders”) of the Company’s Senior Notes and Warrants, pursuant to which, among other things, (i) the exercise price of the Warrants issued to the Holders was reduced from $2.00 to $1.00, (ii) the outside maturity date of the Senior Notes held by the Holders was extended from December 31, 2024 to December 31, 2025, and (iii) the Company’s obligation to make payments of principal under the Senior Notes held by the Holders beginning July 1, 2024 was eliminated, and instead all obligations of the Company under such Senior Notes will be due in one lump sum on the maturity date of the Senior Notes.

During the year ended December 31, 2025, the Company repaid the Senior Notes in full.

Unit Offering Sale of Common Stock and Warrants

On July 15, 2024, the Company entered into Subscription Agreements (the “Subscription Agreements”) with three related parties, consisting of Eric Healy, the Company’s Chief Executive Officer; Eagle Vision, an affiliate of John Dalfonsi, the Company’s Chief Financial Officer; and the Company’s President, pursuant to which such investors agreed to purchase $525,000 of “Units” from the Company, each Unit consisting of (i) 100 shares of common stock, and (ii) a warrant to purchase 125 shares of common stock over the following ten years at an exercise price of $1.00 per share, at a purchase price per Unit equal to $75.82. The Company completed the sale of the Units to Eric Healy and the Company’s President on July 23, 2024, and the sale of the Units to Eagle Vision on August 30, 2024, resulting in the issuance of an aggregate of 692,429 shares of common stock and warrants to purchase 865,536 shares of common stock.

Related-Person Transactions Policy And Procedures

We have adopted a formal policy in regard to related persons that requires all future related person transactions to be approved in advance by our Audit Committee. Any request for such a transaction will be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting any such proposal, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as the Record Date regarding the beneficial ownership of our common stock by:

●	each of our stockholders who is known by us to beneficially own 5% or more of our common stock;

●	each of our executive officers;

●	each of our directors; and

●	all of our directors and current executive officers as a group.

Beneficial ownership is determined based on the rules and regulations of the Commission as defined in Rule 13d-3 of the Exchange Act. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that are subject to options or warrants held by that person and exercisable as of, or within 60 days of, the Record Date are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person. Except as may be indicated in the footnotes to this table and pursuant to applicable community property laws, each person named in the table has sole voting and dispositive power with respect to the shares of common stock set forth opposite that person’s name. The inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, (i) each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and (ii) the address of each person or entity named in the table is c/o BranchOut Food Inc., 205 SE Davis Avenue, Suite C, Bend, Oregon 97702.

	Common Stock
Name of Beneficial Owner	Number of Shares	% of Class(1)
Officers and Directors:
Eric Healy, Chairman and CEO(2)	2,281,854	11.1%
John Dalfonsi, CFO(3)	384,333	1.9%
Byron Riché Jones, Director(4)	218,500	1.1%
Lindsey Schwartz, Director(5)	191,550	*
Greg Somerville, Director(6)	75,000	1.0%
Directors and Officers as a Group (6 persons)	3,151,237	15.0%
5% or Greater Stockholders
Eric Healy, CEO(2)	2,281,854	11.1%
Kaufman Kapital LLC (7)	4,216,401	9.9%
Grow Funds LLC(8)	1,504,265	7.7%
Kennedy Capital Management LLC(9)	1,201,458	6.1%
Bard Associates Inc.(10)	1,069,629	5.4%

*	Less than one percent.

(1)	Percentage of beneficial ownership is based upon 19,642,060 shares of common stock outstanding. For each named person, this percentage includes common stock that the person has the right to acquire either currently or within 60 days of the Record Date, including through the exercise of an option; however, such common stock is not deemed outstanding for the purpose of computing the percentage owned by any other person.

(2)	Includes 344,750 shares of common stock that may be acquired under currently exercisable options and 659,456 shares of common stock that may acquired upon exercise of warrants.

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(3)	Includes 161,891 shares of common stock held by EagleVision Fund L.P., over which Mr. Dalfonsi holds voting and dispositive control. Also includes 177,639 shares of common stock that may be acquired under currently exercisable options, and 44,803 shares of common stock that may be acquired upon exercise of warrants held by EagleVision Ventures, Inc., which is an entity 100% owned by the spouse of Mr. Dalfonsi. The spouse of Mr. Dalfonsi has the sole voting and dispositive power over these shares.

(4)	Includes 69,166 shares of common stock that may be acquired under currently exercisable options.

(5)	Includes 50,000 shares of common stock that may be acquired under currently exercisable options.

(6)	Includes 75,000 shares of common stock that may be acquired under currently exercisable options.

(7)	Includes 3,824,848 shares of common stock that may be acquired upon conversion of outstanding principal under the Convertible Note, which has a current principal balance of $2,900,000, but excludes additional shares that may be acquired upon conversion of accrued interest under such note. The note is subject to a beneficial ownership limitation of 9.99%, which restricts the holder from converting amounts thereunder that would result in the holder and its affiliates owning, after conversion, a number of shares of common stock in excess of the beneficial ownership limitation. Daniel L. Kaufman, as Managing Member, exercises voting and dispositive control over the shares held by Kaufman Kapital LLC. The address of Kaufman Kapital LLC is 2158 Park Boulevard, San Juan, PR 00913.

(8)	Based solely on a Schedule 13G filed October 30, 2026. The address of Grow Funds LLC is 4275 Executive Square Suite 335 La Jolla CA 92037.

(9)	Based solely on a Schedule 13G filed August 14, 2026. The address of Kennedy Capital Management LL is 10829 Olive Boulevard St. Louis, Missouri 63141.

(10)	The address of Bard Associates, Inc. is 233 South Wacker Drive, Suite 4400, Chicago, IL 60606.

COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Interested parties who wish to communicate with our Board of Directors or any specified individual director, including our non-employee directors, may send their communications in writing to the Corporate Secretary at BranchOut Food Inc., SE Davis Ave, Suite C, Bend, Oregon 97702, Attn: Corporate Secretary. The Corporate Secretary shall review all incoming communications (except for mass mailings, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the Board of Directors or, if none is specified, to the Chair of the Board.

The Corporate Secretary may decide in the exercise of his or her judgment whether a response to any communication is necessary and shall provide a report to the Nominating and Corporate Governance Committee on a quarterly basis of any communications received for which the Corporate Secretary has either responded or determined no response is necessary.

This procedure for communications with the non-management directors is administered by the Company’s Nominating and Corporate Governance Committee. This procedure does not apply to (a) communications to non-employee directors from officers or directors of the Company who are stockholders, or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

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PROPOSAL ONE: ELECTION OF DIRECTORS

Our Board of Directors has nominated five candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at five members. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Nominees

Our Nominating and Corporate Governance Committee of the Board of Directors recommended, and the Board of Directors approved, Eric Healy, John Dalfonsi, Byron Riché Jones, Lindsey Schwartz and Greg Somerville as nominees for re-election to the Board of Directors at the Annual Meeting.

Please see “Directors, Executive Officers and Corporate Governance” in this Proxy Statement for information concerning the nominees.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Eric Healy, John Dalfonsi, Byron Riché Jones, Lindsey Schwartz and Greg Somerville. If a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

The Board of Directors unanimously recommends that stockholders vote “FOR” the re-election of each of Eric Healy, John Dalfonsi, Byron Riché Jones, Lindsey Schwartz and Greg Somerville to the Board of Directors.

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or the Board. However, the Board and compensation committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the compensation committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

The Board of Directors unanimously recommends that stockholders vote “FOR” the approval, on a nonbinding advisory basis, of the compensation of our named executive officers.

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PROPOSAL THREE: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Our audit committee of the Board of Directors has appointed M&K CPAS, PLLC as our independent registered public accountants for the year ending December 31, 2026, and the Board recommends that stockholders vote for ratification of such appointment.

Notwithstanding its selection or voting results, the audit committee in its discretion may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.

M&K CPAS, PLLC served as our independent registered public accounting firm for the year ended December 31, 2025. We currently do not expect that a representative of M&K CPAS, PLLC will be present at the Annual Meeting.

Principal Accounting Fees and Services

The following table sets forth all fees accrued or paid to M&K CPAS, PLLC for the years ended December 31, 2025 and 2024:

	Years Ended December 31,
	2025	2024
Audit fees(1)	$100,850	$64,450
Audit related fees	-	-
Tax fees	-	-
All other fees	21,000	24,900
Total	$121,850	$90,350

(1)	Audit fees consist primarily of fees for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements included in the Company’s Form 10-K and the review of the Company’s quarterly consolidated financial statements included in Forms 10-Q.

(2)	Audit-related fees consist primarily of services performed in connection with registration statements on Form S-3 and the issuance of a comfort letter related to a financing transaction.

Pre-approval Policy. Under our audit committee’s policy governing our use of the services of our independent registered public accountants, the audit committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the selection of M&K CPAS, PLLC as the Company’s independent registered public accountants for the year ending December 31, 2026.

19

AUDIT COMMITTEE REPORT

The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2025 with our management. In addition, the audit committee has discussed with M&K CPAS, PLLC, our independent registered public accountants, the matters required to be discussed by standards promulgated by the American Institute of Certified Public Accountants (“AICPA”) and Public Company Accounting Oversight Board (the “PCAOB”), including PCAOB Auditing Standard No. 16 “Communications with Audit Committees.” The audit committee also has received the written disclosures and the letter from M&K CPAS, PLLC as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with M&K CPAS, PLLC the independence of M&K CPAS, PLLC.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Byron Riché Jones (Chair)

Lindsey Schwartz

Greg Somerville

ANNUAL REPORTS

The Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (our “Annual Report”) (which is not a part of our proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail. Requests for copies of our Annual Report may also be directed to the Corporate Secretary at BranchOut Food Inc., SE Davis Ave, Suite C, Bend, Oregon 97702, Attn: Corporate Secretary.

We filed our Annual Report with the SEC on March 31, 2026. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits to our Annual Report. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to the Corporate Secretary at BranchOut Food Inc., SE Davis Ave, Suite C, Bend, Oregon 97702, Attn: Corporate Secretary.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.

20

BRANCHOUT FOOD INC.
Annual Meeting of Stockholders
December 30, 2026 9:30 AM
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Eric Healy and John Dalfonsi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of BranchOut Food Inc. (the Company") that the shareholder is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at 9:30 AM, PST on December 30, 2026 and any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of BranchOut Food Inc. recommends a vote FOR all Director Nominees, and FOR proposals 2 and 3 listed below.

1. Election of Directors:	**For**	**Withhold**
01. Eric Healy	☐	☐
02. John Dalfonsi	☐	☐
03. Byron Riché Jones	☐	☐
04. Lindsey L. Schwarts	☐	☐
05. Greg Somerville	☐	☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ______________________________________

Signature (Co-owner) ______________________________

Dated: __________________

☐ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

____

____

☐ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

Via Internet:

- Login to https://annualgeneralmeetings.com/bof2026
- Enter your control number (12 digit number located below)

Via Mail:

Pacific Stock Transfer Company
Proxy Department
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on December 29, 2026.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.